UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 2, 2003

                                 ANADIGICS, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                       0-25662                   22-2582106
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(State or other jurisdiction      (Commission File           (I.R.S. Employer
     of incorporation)                 Number)               Identification No.)


35 Technology Drive
Warren, New Jersey                                                   07059
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(Address of principal executive offices)                           (Zip Code)


                                 (908) 668-5000
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               Registrant's telephone number, including area code

                                      None
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         (Former name or former address, if changed since last report.)




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Item 5. Other Events and Regulation FD Disclosure.

     On March 31, 2003, Anadigics Acquisition Corp., a wholly owned subsidiary of ANADIGICS, Inc. (the "Company") acquired certain assets of R.F. Solutions, Inc. a privately held fabless supplier of Wireless Local Area Network semiconductor products.

Item 7. Financial Statements and Exhibits.

        99.1 Press Release dated April 2, 2003, relating to the acquisition of certain assets of R.F. Solutions, Inc.




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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ANADIGICS, INC.

Date:  April 2, 2003




                             By:  /s/ Thomas C. Shields
                                  -------------------------------
                                  Name:  Thomas C. Shields
                                  Title:  Chief Financial Officer



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


                                  EXHIBIT INDEX



Number               Description
------               -----------

99.1 Press Release dated April 2, 2003, relating to the acquisition of certain assets of R.F. Solutions, Inc.




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